Exhibit 4.1

NETSMART TECHNOLOGIES, INC.
NT
COMMON STOCK
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFIES THAT
IS THE OWNER OF
FULLY PAID AND NON-ASSESSBALE SHARES OF THE COMMON STOCK, PAR VALUE OF $.01 PER SHARE, OF NETSMART TECHNOLOGIES, INC.

transferrable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent.

   IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:
Secretary
President

Countersigned:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
            (New York, NY)           Transfer Agent

By
   Authorized Signature

(REVERSE OF STOCK CERTIFICATE)

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN CON - as tenants in common     UNIF GIFT MIN ACT -________Custodian_________
TEN ENT - as tenants by the                           (Cust)             (Minor)
          entireties                              under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          right of survivorship                      Act_____________________
          and not as tenants in                               (State)
          common

    Additional abbreviations may also be used though not in  the above list.

  For Value Received, _________________ hereby sell, assign and transfer unto

Please insert social security or other
  identifying number of assignee.

______________________________________


_____________________________________________________________________________


_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________


______________________________________________________________________Shares
 _of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney
 to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:__________________________________





                       _________________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


                       X________________________________________________________
                                        (Signature  Guaranteed)


                       _________________________________________________________